EXHIBIT 99.1

For Immediate Release
Investor Relations
605.782.1767

MetaBank® completes acquisition of assets of Fort Knox Financial Services Corporation

Meta Financial Group, Inc. (NASDAQ: CASH) announced today that on September 8, 2015, its bank subsidiary, MetaBank, completed the previously announced acquisition of substantially all of the related assets and liabilities of Fort Knox Financial Services Corporation (Fort Knox) and its subsidiary, Tax Product Services, LLC (TPS).  The assets acquired by MetaBank in the acquisition include the Fort Knox operating platform and trade name, Refund Advantage®, and other assets. The Fort Knox management and staff have also been hired by MetaBank, and the operations of the Fort Knox business will continue to be based in Louisville, KY.

The acquisition, which was first announced on July 16, 2015, was consummated following satisfaction of certain closing conditions, including receipt of regulatory approval.  The purchase price for the acquisition included the payment of approximately $26 million in cash as well as the issuance of  581,260 shares of the Company’s common stock to the shareholders of Fort Knox.  The cash portion of the purchase price was funded  from the proceeds of the previously announced private placements of the Company’s common stock to certain institutional investors.

MetaBank CEO J. Tyler Haahr stated, “The completion of the Fort Knox acquisition expands our platform in the tax services space, providing additional, relevant financial solutions to our partners and customers.  We are also pleased to welcome the Fort Knox team members to Meta.”

Refund Advantage will continue to provide professional tax refund-transfer software services used by independent Electronic Refund Originators (ERO’s) and their customers.  Alan Lodge, CEO of Fort Knox, stated, “We are pleased to be a part of MetaBank and believe the combined synergies of our companies will provide a more robust product suite and solutions for our ERO clients and their customers.”

MetaBank was advised by the investment firm Sandler O’Neill + Partners, and the law firm of Katten Muchin Rosenman LLP.  Fort Knox was advised by the investment firm Ridley Capital Group and the law firm of Fore, Miller & Schwartz.

Fort Knox, through its Refund Advantage brand, provided professional income tax refund-transfer software services used by independent Electronic Return Originators (ERO’s) in over 10,000 locations nationwide.  In 2015, Fort Knox processed over one million refund-transfers through ACH direct deposit, check, and prepaid card.

This press release and other important information about the Company are available at www.metafinancialgroup.com.

Corporate Profile: Meta Financial Group, Inc.® (the “Company”) is the holding company for its wholly-owned subsidiary, MetaBank (the “Bank”).  MetaBank is a federally-chartered savings bank which operates 10 banking offices in four market areas in Iowa and South Dakota:  Northwest Iowa, Brookings, Central Iowa, and Sioux Empire.  In addition, Meta Payment Systems® and AFS/IBEX are our two bank divisions.  Our Meta Payment Systems® division offers prepaid cards and other payment industry products and services nationwide. Our AFS/IBEX division provides nationwide commercial insurance premium financing for business and insurance agencies and has two agency offices, one in Dallas, Texas and one in Southern California.

The Company and the Bank may from time to time make written or oral “forward-looking statements,” including statements contained in this press release, the Company’s filings with the Securities and Exchange Commission (“SEC”), in the Company’s reports to stockholders, and in other communications by the Company and the Bank, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read statements that contain these words because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates, and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such statements address, among others, the following subjects: the potential benefits of the acquisition of Fort Knox and TPS, including but not limited to, its accretive impact on earnings per share, the potential for improved earnings, the anticipated tangible book value and earn-back period and its effects on the Company’s growth, future operating results; customer retention; loan and other product demand; important components of the Company’s statements of financial condition and operations; growth and expansion; new products and services, such as those offered by MetaBank or Meta Payment Systems® (“MPS”), a division of the Bank; credit quality and adequacy of reserves; technology; and the Company’s employees. Actual results may differ materially from those contained in the forward-looking statements contained in this announcement. The following factors, among others, could cause the Company’s financial performance and results of operations to differ materially from the expectations, estimates, and intentions expressed in such forward-looking statements: the businesses of the Bank and Fort Knox may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; the risk that sales of Fort Knox products by the Bank may not be as high as anticipated; the expected growth opportunities or cost savings from the acquisition may not be fully realized or may take longer to realize than expected; customer losses and business disruption following the acquisition, including adverse effects on relationships with former or current employees of Fort Knox, may be greater than expected; the risk that the Company may incur unanticipated or unknown losses or liabilities as a result of the completion of the transaction with Fort Knox; the strength of the United States’ economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as efforts of the United States Treasury in conjunction with bank regulatory agencies to stimulate the economy and protect the financial system; inflation, interest rate, market, and monetary fluctuations; the timely development of and acceptance of new products and services offered by the Company as well as risks (including reputational and litigation) attendant thereto and the perceived overall value of these products and services by users; the risks of dealing with or utilizing third parties; any actions which may be initiated by our regulators; the impact of changes in financial services laws and regulations, including, laws and regulations relating to the tax refund industry, our relationship with our primary regulators, the Office of the Comptroller of the Currency and the Federal Reserve; technological changes, including, but not limited to, the protection of electronic files or databases; acquisitions; litigation risk in general, including, but not limited to, those risks involving the MPS division; the growth of the Company’s business, as well as expenses related thereto; continued maintenance by the Bank of its status as a well-capitalized institution, particularly in light of our deposit base, a substantial portion of which has been characterized as “brokered”; changes in consumer spending and saving habits; and the success of the Company at managing and collecting assets of borrowers in default.

The foregoing list of factors is not exclusive. Additional discussions of factors affecting the Company’s business and prospects are reflected under the headings “Risk Factors” and in other sections of the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, and Quarterly Reports on Form 10-Q for the fiscal quarters ended December 31, 2014, March 31, 2015 and June 30, 2015, and other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries.